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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, William J. Donovan, state and attest that:

(1) I am the Chief Financial Officer of Guardian Technologies International, Inc. (the "issuer").

(2) Accompanying this certification is Guardian Technologies International, Inc.'s Quarterly Report on Form 10-Q for the period ended September 30, 2003, a periodic report (the "periodic report") filed by the issuer with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

                  o the periodic report containing the financial statements fully complies with the requirements of
                           Section 13(a) or 15(d) of the Exchange Act, and

                  o the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.



/S/ WILLIAM J. DONOVAN
----------------------

William J. Donovan
Chief Financial Officer
November 11, 2003






A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Guardian Technologies International, Inc. and will be retained by Guardian Technologies International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.